UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2019

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02              Results of Operations and Financial Condition.

On April 30, 2019, Nabors Industries Ltd. (“Nabors” or the “Company”) issued a press release announcing its results of operations for the three-month period ended March 31, 2019.  A copy of that release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes forward-looking statements within the meaning of the Securities Act of 1933 (the “Securities Act”), and the Securities Exchange Act of 1934 (the “Exchange Act”).  Such forward-looking statements are subject to risks and uncertainties, as disclosed from time to time in the Company’s filings with the Securities and Exchange Commission.  As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.

Nabors also presented in the press release certain “non-GAAP” financial measures. Nabors presented its adjusted EBITDA, adjusted operating income (loss), and net debt for all periods presented in the release. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted operating income (loss) represents income (loss) from continuing operations before income taxes, interest expense, earnings (losses) from unconsolidated affiliates, investment income (loss), impairments and other charges and other, net. Adjusted EBITDA is computed similarly, but also excludes depreciation and amortization expenses. In addition, adjusted EBITDA and adjusted operating income (loss) exclude certain cash expenses that the Company is obligated to make. Net debt is calculated as total debt minus the sum of cash and cash equivalents and short-term investments. As part of the press release information, Nabors has provided a reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt, which are the most closely comparable GAAP financial measures.

The Company included its adjusted EBITDA and adjusted operating income (loss) in the release because management evaluates the performance of the Company’s operating segments and consolidated results based on several criteria, including these non-GAAP measures, because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. In addition, Nabors included net debt in the release because management uses net debt as a measure of the Company’s liquidity.  There are, however, certain limitations to these measures and therefore they should be considered in addition to and not as an alternative to the Company’s results in accordance with GAAP.

On May 1, 2019, Nabors will hold a conference call at 10 a.m. Central Time, regarding the Company’s financial results for the quarter ended March 31, 2019. Information about the call — including dial-in information, recording and replay of the call, and supplemental information — is available on the Investor Relations page of www.nabors.com.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.

Item 7.01              Regulation FD Disclosure.

On May 1, 2019, Nabors will present certain information in connection with its call with shareholders, analysts and others relating to the Company’s results of operations discussed in Item 2.02 above. Attached hereto as Exhibit 99.2 are slides that will be presented at that time.

The information included in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: April 30, 2019	By:	/s/Mark D. Andrews
Mark D. Andrews
Corporate Secretary